EXHIBIT 99.1

PRESS RELEASE
November 4 , 2026

Arrowhead Pharmaceuticals Refinances Existing Credit Facility, Lowering Borrowing Costs and Extending Maturity
–Existing $400 million facility prepaid at a $68 million discount to the contractual minimum repayment amount
–New $400 million term loan priced at SOFR plus 5.50%
–Debt has no scheduled amortization payments or required sweeps during the term prior to the Maturity Date of November 2, 2031

PASADENA, Calif., November 4, 2026 — Arrowhead Pharmaceuticals, Inc. (NASDAQ: ARWR) today announced that it has completed a refinancing with funds managed by Sixth Street that lowers its borrowing costs, improves near-term liquidity, extends its debt maturity, and increases financial and operational flexibility. The transaction retires Arrowhead’s existing $400 million Sixth Street facility at a $68 million discount to the contractual minimum repayment amount and establishes a new $400 million Sixth Street senior secured term loan facility bearing interest at the Secured Overnight Financing Rate (SOFR) plus 5.50%.
“This transaction is an important step in aligning our capital structure with the company Arrowhead has become. By reducing the amount required to retire our existing facility and lowering our ongoing borrowing costs, we are improving the economics of our financing for shareholders,” said Daniel Apel, MBA, CPA, Chief Financial Officer of Arrowhead. “As we build the REDEMPLO® business and advance our pipeline, we are securing financing terms that more closely reflect our profile as a commercial-stage biopharmaceutical company. Sixth Street’s continued support reflects its confidence in our business and the opportunities ahead.”

Transaction Highlights

•Lower borrowing costs. The new facility carries an interest rate of SOFR plus 5.50%, compared to an annual rate of 15% in the retired facility.
•Reduced minimum prepayment multiple. Negotiated a $68 million discount on the contractual prepayment amount on the retired facility, which originally carried a minimum 2x multiple on invested capital (MOIC) if paid in full by August 2028 and escalated to a 2.5x MOIC thereafter.
•Reduced contractual sweep obligation. The retired facility required Arrowhead to partially repay loans under the credit facility with a sweep of a portion of the proceeds from certain transactions, such as the future collection of upfront payments, milestones, and royalties from partnerships and collaborations, and commercial revenue by Arrowhead. The new facility eliminates these required prepayments or sweeps and reduces the prepayment premiums associated with paying off the facility early.
•Greater strategic, financial, and operational flexibility. The new facility significantly improves Arrowhead’s ability to independently engage in strategic, financial, and operational activities.

•Extended maturity enhancing near-term liquidity. The new facility matures in November 2031.

“Arrowhead has made significant progress in translating its RNAi platform into a commercial business with substantial growth opportunities,” said Jeff Pootoolal, Partner, and Michael Reslinski, Managing Director at Sixth Street. “We are pleased to continue our relationship through a new financing structure that recognizes that progress and supports the company’s next phase of growth.”

The new senior secured credit facility matures on November 2, 2031, and bears interest at an annual rate equal to the 3-month SOFR plus 5.50%, with certain additional fees and prepayment terms. There are no scheduled amortization payments during the term of the facility, with all principal due on the maturity date. Arrowhead is not required to prepay or sweep any proceeds from certain transactions, such as the future collection of upfront payments, milestones, and royalties from partnerships and collaborations, and commercial revenue. Arrowhead may prepay all or any portion of the loans at any time at a prespecified premium, not to exceed 2%, if prepaid more than 18 months after the Closing Date, plus a make-whole premium for any prepayments made prior to May 2, 2028. All obligations will be secured on a first-priority basis, subject to certain exceptions, by security interests in substantially all assets of the company.

About Arrowhead Pharmaceuticals

Arrowhead Pharmaceuticals (NASDAQ: ARWR) is a commercial-stage pharmaceutical company developing medicines that treat intractable diseases by silencing the genes that cause them, harnessing the natural RNA interference (RNAi) mechanism. The company has built a broad portfolio of clinical and commercial RNAi therapeutics through its industry-leading targeted RNAi molecule (TRiM™) platform, which can precisely silence genes in a wide range of cell types, including liver, lung, muscle, adipose, and central nervous system tissue. At Arrowhead, we rapidly advance potential best- and first-in-class RNAi treatments for diseases with significant unmet medical need, because every day matters to the patients we serve.

For more information, please visit www.arrowheadpharma.com, or follow us on X (formerly Twitter) at @ArrowheadPharma, LinkedIn, Facebook, and Instagram. To be added to the Company's email list and receive news directly, please visit http://ir.arrowheadpharma.com/email-alerts.

About Sixth Street
Sixth Street is a global, multi-strategy private capital investment firm with more than $140 billion in assets under management and committed capital as of June 30, 2026. Founded in 2009, Sixth Street is dynamic by design, pairing the flexibility of its long-term capital with a focus on identifying the best relative risk-reward opportunities in any asset class, any industry, around the globe. With more than 750 team members across 14 offices worldwide, Sixth Street is built as One Team for one purpose: to deliver investing excellence for its capital partners, companies and management teams. For more information, and additional disclosures, visit www.sixthstreet.com, and follow Sixth Street on LinkedIn.

Safe Harbor Statement under the Private Securities Litigation Reform Act:
This news release contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Any statements contained in this release except for historical information may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “hope,” “intend,” “plan,” “project,” “could,” “estimate,” “target,” “forecast” or “continue” or the negative of these words or other variations thereof or comparable terminology are intended to identify such forward-looking statements. In addition, any statements that refer to projections of our future financial performance, trends in our business, expectations for our product pipeline, products or product candidates, or other characterizations of future events or circumstances are forward-looking statements. These forward-looking statements include, but are not limited to, statements about our beliefs and expectations regarding the anticipated benefits of the refinancing of our credit facility, including lower borrowing costs, improved near-term liquidity, and increased strategic, financial, and operational flexibility; our expectations regarding our commercialization efforts for REDEMPLO® (plozasiran) and the advancement of our pipeline; and our estimates regarding future revenues, interest expense, research and development expenses, capital requirements and payments to third parties. These statements are based upon our current expectations and speak only as of the date hereof. Actual results or outcomes may differ materially and adversely from those expressed in any forward-looking statements as a result of numerous factors and uncertainties, including the safety and efficacy of our products and product candidates, pricing and reimbursement decisions related to our products, demand for our products, decisions of regulatory authorities and the timing thereof, the duration and impact of regulatory delays in our clinical programs, our ability to finance our operations, the likelihood and timing of the receipt of future milestone and licensing fees, our ability to realize the anticipated benefits of the refinancing of our credit facility, our ability to service our indebtedness and comply with the covenants and restrictions under our new credit facility, changes in interest rates, including SOFR, that affect the cost of our indebtedness, our ability to successfully commercialize REDEMPLO®, the future success of our scientific studies, our ability to successfully develop and commercialize drug candidates, the timing for starting and completing clinical trials, rapid technological change in our markets, the enforcement of our intellectual property rights, and the other risks and uncertainties described in our most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and other documents filed with the Securities and Exchange Commission from time to time. We assume no obligation to update or revise forward-looking statements to reflect new events or circumstances.

Contacts:
Arrowhead Pharmaceuticals, Inc.
Vince Anzalone, CFA
+1 626-304-3400
ir@arrowheadpharma.com

Paul Graves
+1 626-304-3400
media@arrowheadpharma.com
Investors:
LifeSci Advisors, LLC
Brian Ritchie
+4 212-915-2578
britchie@lifesciadvisors.com
Media:
LifeSci Communications, LLC
Kendy Guarinoni, Ph.D.
+1 724-910-9389
kguarinoni@lifescicomms.com
Sixth Street:
media@sixthstreet.com

Source: Arrowhead Pharmaceuticals, Inc.
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